     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 5, 1998
                                                      REGISTRATION NO. 333-38909
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                     ASPECT TELECOMMUNICATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        CALIFORNIA                                       94-2974062
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                                 1730 FOX DRIVE
                        SAN JOSE, CALIFORNIA 95131-2312
                                 (408) 325-2200
    (address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                               JAMES R. CARREKER
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                     ASPECT TELECOMMUNICATIONS CORPORATION
                                 1730 FOX DRIVE
                        SAN JOSE, CALIFORNIA 95131-2312
                                 (408) 325-2200
 (name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:
                                JON E. GAVENMAN
                               VENTURE LAW GROUP
                           A PROFESSIONAL CORPORATION
                              2800 SAND HILL ROAD
                          MENLO PARK, CALIFORNIA 94025
                                 (650) 854-4488

     If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     The registrant hereby withdraws from registration under the Securities Act of 1933, as amended, 150,796 shares of the Common Stock. The Registrant initially registered an aggregate of 176,296 shares of Common Stock pursuant to this Registration Statement. This Registration Statement was declared effective on October 28, 1997, pursuant to which 25,500 shares were issued and sold by certain shareholders of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Aspect Telecommunications Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on March 5, 1998.

                  ASPECT TELECOMMUNICATIONS CORPORATION

                       By: /s/ Eric J. Keller
                       -----------------------------
                       Eric J. Keller
                       Vice President, Finance and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


    Signature                                     Title                                            Date
    ---------                                     -----                                            ----

   /s/ James R. Carreker*                         Chairman, Chief Executive Officer and        March 5, 1998
--------------------------------                  Director (Principal Executive Officer)
     (James R. Carreker)


      /s/ Eric J. Keller                          Vice President, Finance and Chief            March 5, 1998
--------------------------------                  Financial Officer (Principal Financial
        (Eric J. Keller)                          and Accounting Officer)


      /s/ Debra J. Engel*                         Director                                     March 5, 1998
--------------------------------
        (Debra J. Engel)


   /s/ Norman A. Fogelsong*                       Director                                     March 5, 1998
--------------------------------
     (Norman A. Fogelsong)


   /s/ James L. Patterson*                        Director                                     March 5, 1998
--------------------------------
      (James L. Patterson)


      /s/ John W. Peth*                           Director                                     March 5, 1998
--------------------------------
         (John W. Peth)



* By Eric J. Keller, Attorney In Fact pursuant to Power of Attorney on page II-3 of the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on October 28, 1997.